Statement of Additional Information Supplement	March 22, 2017

Putnam VT Small Cap Value Fund
Statement of Additional Information dated April 30, 2016

Effective March 31, 2017, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now David Diamond and Eric Harthun. These sub-sections are also supplemented with regards solely to Mr. Diamond as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of February 28, 2017. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

David Diamond	0	$0	0	$0	1	$4,300,000

Ownership of securities

As of February 28, 2017, Mr. Diamond and his immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

SAI supp - 3/17